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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 19, 2011

                               NOBLE ROMAN'S, INC.
             (Exact name of Registrant as specified in its charter)


          Indiana                         0-11104                35-1281154
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

     One Virginia Avenue, Suite 300
         Indianapolis, Indiana                                      46204
(Address of principal executive offices)                          (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

     On July 19, 2011, Noble Roman's, Inc. (the "Company") and certain of its subsidiaries, entered into a Fourth Amendment to Loan Agreement (the "Amendment") with Wells Fargo Bank, National Association ("Wells Fargo") that amended the existing Loan Agreement dated August 25, 2005, between the Company and Wells Fargo, as previously amended by a certain First Amendment to Loan Agreement dated February 4, 2008, a certain Second Amendment to Loan Agreement dated November 10, 2010, and a certain Third Amendment to Loan Agreement dated March 10, 2011 (as so amended, the "Loan Agreement").

     The Amendment reduces monthly principal payments and shortens the maturity date for borrowings under the Loan from August 13, 2013 to October 1, 2012. The Amendment maintains the current interest rate applicable to amounts borrowed under the Loan Agreement to LIBOR plus 4.25% per annum, but increases the interest rate applicable to amounts borrowed under the Loan Agreement after June 1, 2012 to LIBOR plus 7.25% per annum. In addition, the Amendment requires updating of various collateral documentation and maintains the prohibition on payment of dividends until payment in full of the Loan, but does permit the payment of cumulative preferred stock dividends.

     Below are the monthly required principal amortization amounts under the Loan Agreement:

          Date                                     Amount
          ----                                     ------
          August 1, 2011                         $100,000
          September 1, 2011                      $100,000
          October 1, 2011                        $125,000
          November 1, 2011                       $125,000
          December 1, 2011                       $125,000
          January 1, 2012                        $125,000
          February 1, 2012                       $200,000
          March 1, 2012                          $200,000
          April 1, 2012                          $200,000
          May 1, 2012                            $200,000
          June 1, 2012                           $200,000
          July 1, 2012                           $200,000
          August 1, 2012                         $200,000
          September 1, 2012                      $200,000
          October 1, 2012                      $1,675,000

     In connection with the Amendment the Company paid a principal payment of $225,000 and a $21,000 modification fee, and the Chief Executive Officer of the Company loaned the Company an additional $150,000.



Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01, which is incorporated by reference herein.


The Company will post this Form 8-K on its Internet website at www.nobleromans.com. References to the Company's website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company's website does not constitute part of this Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2011

                                             NOBLE ROMAN'S, INC.



                                             By: /s/ Paul W. Mobley
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                                                 Paul W. Mobley
                                                 Chief Executive Officer and
                                                 Chief Financial Officer